                         -------------------------------

                                  EXHIBIT 10.4

                                   ADDENDUM TO

                                 LEASE AGREEMENT

                                  MAY 31, 2000

                                 BY AND BETWEEN

                             DEBTER PROPERTIES, LLC

                                       AND

                                 COMMUNITY BANK

                         -------------------------------

                 ADDENDUM TO LEASE AGREEMENT AND LOAN AGREEMENT


         This Addendum made and entered into on this 1st day of June, 2000 by and between Debter Properties, LLC, an Alabama limited liability company ("Debter") and Community Bank, an Alabama banking corporation ("Bank").

                                   WITNESSETH:

         WHEREAS, Debter and Bank have entered into a Loan Agreement (the "Loan Agreement") and a Lease Agreement (the "Lease"), each dated June 1, 2000; and

         WHEREAS, the parties thereto desire to modify such agreements as set forth herein;

         NOW, THEREFORE, in consideration of the premises the parties hereto agree as follows:

1. Notwithstanding Paragraph 2(d) of the Loan Agreement and Paragraph 7 of the Lease, Bank shall maintain and continue in force throughout the term of the Lease Fire and Extended Coverage Insurance upon the leased premises and General Liability Insurance against any and all claims for injuries to person and property occurring in, upon, about or from the leased premises, which insurance shall name Debter as an additional insured.

2. Bank shall pay to Debter the amounts listed in Paragraph 4, including amounts listed in Paragraph 4(b) of the Lease for insurance, but Debter shall quarterly reimburse Bank the amount of the insurance premium which is included in payments made by Bank under Paragraph 4(b) of the Lease.

3. The provisions of the Loan Agreement and Lease shall remain in full force and effect unchanged except as provided above.

         IN WITNESS WHEREOF, the parties have caused this Addendum to be executed by their duly authorized representatives as of the day and year first above written.


DEBTER PROPERTIES, LLC                 COMMUNITY BANK


By: /s/ Glynn Debter                   By: /s/ Bishop K. Walker, Jr.
   ------------------------------         -------------------------------------
Its: Operating Member                  Its: Senior Executive Vice President
    -----------------------------          ------------------------------------